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                                                                 EXECUTION COPY



                           STELLEX TECHNOLOGIES, INC.

                       $20,000,000 13% Senior Cumulative
                      Redeemable Preferred Stock due 2010
                                      and
                              Warrants to Purchase
                             Shares of Common Stock

                               PURCHASE AGREEMENT

                                                               April  22, 1999

SG COWEN SECURITIES CORPORATION
1221 Avenue of the Americas
New York, New York  10020

Dear Sirs:

                  Stellex Technologies, Inc., a Delaware corporation (the "Company"), proposes to issue and sell $20,000,000 aggregate liquidation preference of its 13% Senior Cumulative Redeemable Preferred Stock due 2010 (the "Redeemable Preferred Stock"), and warrants (the "Warrants", and together with the Redeemable Preferred Stock, the "Securities"), to purchase shares of common stock ("Common Stock") of the Company initially representing approximately 1% of the fully diluted shares of Common Stock outstanding immediately prior to the Closing Date (as defined below). The Redeemable Preferred Stock is to be issued pursuant to a Certificate of Designation dated as of the Closing Date (the "Certificate of Designation") to be filed by the Company with the Secretary of State of the State of Delaware. The Warrants are to be issued pursuant to a Warrant Agreement, dated as of the Closing Date, between the Company and HSBC Bank USA, as the warrant agent (the "Warrant Agreement"). This is to confirm the agreement concerning the purchase of the Securities from the Company by SG Cowen Securities Corporation (the "Initial Purchaser").

                  For all purposes of this Agreement, the terms "subsidiary", when used with reference to the Company, shall refer collectively to each of the corporations listed on Annex B hereto.

                  The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Company has prepared and furnished to the Initial Purchaser all financial and other information concerning the Company and its subsidiaries, the acquisition of Phoenix Microwave Corporation and the proposed acquisition (the "Acquisition") by the Company of certain assets of Precision Machining, Inc. and certain related entities ("Precision"), and related matters which the Initial Purchaser has reasonably requested (the "Information").

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                                                                              2

                  Holders of Redeemable Preferred Stock (including the Initial Purchaser and its direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A-1 (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Securities and Exchange Commission (the "Commission") a shelf registration statement pursuant to Rule 415 under the Securities Act covering resales of the Redeemable Preferred Stock (the "Shelf Registration Statement"). The Warrants will be entitled to the registration rights set forth in Exhibit D to the Warrant Agreement, attached hereto as Annex A-2.

                  1. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company and its subsidiaries, jointly and severally, represent and warrant to and agree with the Initial Purchaser that:

                  (a) Accurate Information. The Information (other than any projections) taken as a whole, as of its date, did not, and on the Closing Date the Information will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) No Registration Required. Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchaser, to register the Securities under the Securities Act.

                  (c) Corporate Existence; Compliance with Law. The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  (d) Corporate Power; Authorization. Each of the Company and its subsidiaries has full right, power and authority to execute and deliver (to the extent a party hereto or thereto) this Agreement, the Registration Rights Agreement, the Certificate of Designation, the Warrant Agreement and the Securities, as applicable (collectively, the "Transaction Documents"), and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated by this Agreement have been duly and validly taken.

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                  (e) Enforceable Obligations. Each of this Agreement and the
         Warrant Agreement, when duly executed by the proper officers of the Company and its subsidiaries party hereto and thereto and delivered by the Company and its subsidiaries party hereto and thereto (assuming the due authorization, execution and delivery by all other parties hereto and thereto), will constitute a valid and binding obligation of the Company and such subsidiaries enforceable against the Company and such subsidiaries in accordance with its terms, except that enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except that rights to indemnification and contribution may be limited by applicable law or public policy considerations; the Registration Rights Agreement, when duly executed by the proper officers of the Company and its subsidiaries party hereto and thereto and delivered by the Company and its subsidiaries party hereto and thereto, assuming due authorization, execution and delivery thereof by the Initial Purchaser, will constitute a valid and binding agreement of the Company and such subsidiaries, enforceable against the Company and such subsidiaries in accordance with its terms, except that enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except that rights to indemnification and contribution may be limited by applicable law or public policy considerations; the Redeemable Preferred Stock, when issued and sold by the Company in accordance with the terms of the Certificate of Designation and this Agreement, will be duly authorized, validly issued, fully paid and non-assessable, and the Redeemable Preferred Stock is not subject to preemptive or other similar rights of any security holder of the Company or under any agreement to which the Company or any of its subsidiaries is a party; the Warrants, when duly issued and sold by the Company, in accordance with the terms of the Warrant Agreement and this Agreement, and the certificates therefor have been countersigned by the Warrant Agent and delivered by the Company, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except that enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; when the Securities are delivered and paid for on the Closing Date pursuant to this Agreement, the Warrants will be convertible into shares of Common Stock ("Warrant Shares") in accordance with their terms; and the Warrant Shares issuable upon conversion of such Warrants have been duly authorized and reserved for issuance upon such conversion and, when issued in accordance with the terms of the Warrant Agreement upon such conversion, will be validly issued, fully paid and non-assessable.

                  (f) Capitalization of the Company. The Company has an authorized capitalization as set forth on Schedule 1(f) hereto, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable.

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                  (g) Capitalization of Subsidiaries. All the outstanding
         shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth on Schedule 1(g) hereto, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party (except for restrictions imposed by the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions).

                  (h) No Legal Bar. The execution, delivery and performance of each of the Transaction Documents by the Company and its subsidiaries party thereto and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of (I) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (II) the provisions of the charter or by-laws of the Company or any of its subsidiaries or (III) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, in the case of clauses (I), (II) and (III), for such conflicts, breaches and violations which would not reasonably be expected to have a Material Adverse Effect.

                  (i) No Further Requirements. Except for such consents, approvals, authorizations, registrations or qualifications (i) which shall have been obtained or made prior to the Closing Date, (ii) which are described on Schedule 1(i) hereto, (iii) in the case of registration rights under the Registration Rights Agreement and the Warrant Agreement and the transactions contemplated thereby, that are or may be required under the applicable securities laws or by the National Association of Securities Dealers, Inc. and (iv) the failure of which to obtain would not reasonably be expected to have a Material Adverse Effect, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of each of the Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby.

                  (j) Financial Statements. Deloitte & Touche LLP are independent certified public accountants with respect to the Company and its subsidiaries (and Precision) within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants ("AICPA") and its interpretations and rulings thereunder. The historical financial statements of the Company and Precision (including the related notes) attached hereto as
         Schedule 1(j) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby, except as otherwise indicated therein, and fairly present in all material respects the financial position of the entities purported to be covered thereby at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated. The pro forma

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                                                                              5

         financial information contained in Schedule 1(j) hereto gives effect to assumptions made on a reasonable basis, have been prepared in accordance with the applicable requirements of the Securities Act and fairly presents in all material respects the pro forma financial information included therein at the respective dates and for the respective periods indicated.

                  (k) No Material Adverse Change. Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included on Schedule 1(j) hereto, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than any such loss or interference that would not be reasonably expected to have a Material Adverse Effect; and, since such date, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.

                  (l) No Material Litigation. Except as set forth on Schedule 1(l) hereto, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, singularly or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or threatened by others.

                  (ii) No Defaults. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, in the case of clauses (i), (ii) and (iii) any violations or defaults which, singularly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (n) Possession of Licenses and Permits. The Company and each of its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses, except where any failures to possess or make the same, singularly or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, and the Company has not received notification of any revocation or modification of any such material license, authorization or permit and has no reason to believe that any such material license, certificate, authorization or permit will not be renewed.

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                  (o) Investment Company Act. Neither the Company nor any of
         its subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder.

                  (p) Possession of Intellectual Property. The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the "Intellectual Property") necessary for the conduct of their respective businesses, except where the absence of which would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has been charged with infringement of any Intellectual Property, which infringement would reasonably be expected to have a Material Adverse Effect.

                  (q) Title to Property. The Company and each of its subsidiaries have good title to, or have valid rights to lease or otherwise use, all items of real or personal property, the absence of which would reasonably be expected to have a Material Adverse Effect, in each case free and clear of all liens, encumbrances, claims and defects except as set forth on Schedule 1(q) and such other exceptions as would not reasonably be expected to have a Material Adverse Effect.

                  (r) No Labor Dispute. No labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is imminent which would reasonably be expected to have a Material Adverse Effect.

                  (s) Employee Benefit Plans. No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under
         Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which would reasonably be expected to have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

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                  (t) No Material Environmental Liabilities. Except as set
         forth on Schedule 1(t) hereto, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its subsidiaries (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company or any of its subsidiaries is or may be liable) upon any of the property now or (to the best knowledge of the Company) previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not reasonably be expected to have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect. Except as set forth on
         Schedule 1(t) hereto, there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of its subsidiaries have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not reasonably be expected to have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

                  (u) Taxes. The Company and its subsidiaries each (i) have filed all necessary federal, state and foreign income and franchise tax returns, (ii) have paid all federal, state, local and foreign taxes due and payable for which it is liable, including, but not limited to, withholding taxes and amounts payable under the Code, and has furnished all information returns it is required to furnish pursuant to the Code, (iii) have established adequate reserves for all such taxes which are not yet due and payable and (iv) do not have any tax deficiency or claims outstanding or assessed or, to the best of the Company's knowledge, proposed against it, except in the case of the foregoing clauses (i) through (iv) for those exceptions which would not reasonably be expected to have a Material Adverse Effect.

                  (v) Insurance Policies. Each of the Company and its subsidiaries carries insurance (including self insurance) in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties. To the best of the Company's knowledge, there are no facts or circumstances under any insurance policy or surety bond maintained by the Company or its subsidiaries which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or any of its subsidiaries, which claim, if unpaid, would reasonably be expected to have a Material Adverse Effect.

                  (w) Solvency. On and immediately after the Closing Date, the Company (after giving effect to the issuance of the Securities and to the other transactions related thereto, including the incurrence of indebtedness to finance the Acquisition) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company on a consolidated basis is not less than the total amount required to pay the

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         probable liabilities of the Company on a consolidated basis on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Securities as contemplated by this Agreement, the incurrence of indebtedness to finance the Acquisition and the incurrence of indebtedness to refinance existing indebtedness, the Company is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (iv) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (x) No Offers to Buy. Neither the Company nor, to its knowledge, any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), which is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

                  (y) No General Solicitation. None of the Company or, to the Company's knowledge, any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchaser, as to which no representation is given) has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

                  (z) No Registered Securities. There are no securities of the Company registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

                  (aa) Compliance with Regulation M. The Company has not taken and will not take, directly or indirectly, any action prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

                  2. PURCHASE OF THE SECURITIES. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, $20,000,000 aggregate liquidation preference of the Redeemable Preferred Stock and Warrants to purchase an aggregate of 10.1 shares of Common Stock.

                  (b) The Initial Purchaser represents and warrants to, and agrees with, the Company that (i) it is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act and (ii) it has not solicited offers for, or offered or sold, and (other than a sale pursuant to the exercise of its registration rights) will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c)

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                                                                              9

of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. In addition to the foregoing, the Initial Purchaser acknowledges and agrees that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Sections 5(c) and (d), counsel for the Company and for the Initial Purchaser, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchaser and its compliance with its agreements contained in this Section , and the Initial Purchaser hereby consents to such reliance.

                  (c) The Company acknowledges and agrees that the Initial Purchaser may sell Securities to any affiliate of the Initial Purchaser and that any such affiliate may sell Securities purchased by it to the Initial Purchaser.

                  3. DELIVERY OF AND PAYMENT FOR THE SECURITIES. Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, NY, or at such other place as shall be agreed upon by the Initial Purchaser and the Company, on the date this Agreement is executed or at such other date, not later than three full business days hereafter, as shall be agreed upon by the Initial Purchaser and the Company (the time and date of such delivery and payment being referred to herein as the "Closing Date").

                  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchaser hereunder. The Company shall make the certificates representing the Securities available for inspection by the Initial Purchaser, not later than one full business day prior to the Closing Date.

                  4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Initial Purchaser:

                  (a) for so long as the Securities are outstanding, to furnish to the Initial Purchaser copies of any annual reports, quarterly reports and current reports filed by the Company with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee under the Company's existing pubic indebtedness;

                  (b) except following the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), not to, and to cause its subsidiaries not to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any of the Securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities to the Initial Purchaser as contemplated by this Agreement;

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                                                                             10

                  (c) during the period beginning from the date hereof and continuing to, and including, the Closing Date or such earlier time as the Initial Purchaser may notify the Company, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offering of, any securities of the Company that are substantially similar to the Securities;.

                  (d) in connection with the sale of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available on or prior to the Closing Date upon request by the Initial Purchaser;

                  (e) to furnish to the Initial Purchaser, or its counsel, on the date hereof a copy of the report of each of the independent accountants' included in the Information signed by the accountants rendering such report;

                  (f) to do and perform the things required to be done and performed by it under this Agreement, in all material respects, that are within its control prior to or after the Closing Date, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities; and

                  (g) from the date hereof until the Closing Date, not to issue any press release or other public communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing public communications in the ordinary course of business and consistent with the past practices of the Company), without the prior written consent of the Initial Purchaser, unless in the judgment of the Company and its counsel, and after notification to the Initial Purchaser, such press release or communication is required by law.

                  5. CONDITIONS OF INITIAL PURCHASER'S OBLIGATIONS. The obligations of the Initial Purchaser hereunder are subject to the accuracy in all material respects, when made and on the Closing Date, of the representations and warranties of the Company and its subsidiaries contained herein, to the accuracy in all material respects of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance in all material respects by the Company of its obligations hereunder, and the satisfaction or waiver of the following terms and conditions:

                  (a) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of the Transaction Documents and all other legal matters relating to the Transaction Documents and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchaser, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (b) The Initial Purchaser shall not have discovered and not disclosed to the Company on or prior to the Closing Date that the Information, taken as a whole, or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of counsel for the Initial Purchaser, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) Winston & Strawn shall have furnished to the Initial Purchaser such counsel's written opinion, addressed to the Initial Purchaser and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect set forth in Annex C-1 hereto, with any further modifications which may be satisfactory to counsel for the Initial Purchaser.

                  (d) The Initial Purchaser shall have received from Simpson Thacher & Bartlett, counsel for the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for enabling them to pass upon such matters.

                  (e) The Initial Purchaser shall have received audited financial statements of Precision's business for the year ended December 31, 1997 and for the nine-month period ended September 30, 1998 and such financial statements shall be satisfactory to the Initial Purchaser.

                  (f) The Company shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and its subsidiaries in this Agreement are true and correct in all material respects, the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date in all material respects, and subsequent to the date of the most recent financial statements in the Information, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries taken as a whole, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations or business of the Company and its subsidiaries taken as a whole.

                  (g) (i) There shall not have occurred and be continuing any adverse change which the Initial Purchaser deems material in the business, condition (financial or otherwise), operations, performance or properties of the Company and its subsidiaries taken as a whole since December 31, 1998, and (ii) the Initial Purchaser shall not become aware after the date hereof of any information or other matter affecting the Company, its subsidiaries, Precision or the transactions contemplated hereby which is inconsistent in a material and adverse manner with any such information or other matter disclosed to the Initial Purchaser prior to the date hereof.

                  (h) At the time of the execution of this Agreement, the Initial Purchaser shall have received (i) an opinion from Murray, Devine & Co., addressed to the Initial Purchaser and dated such date, in form and substance satisfactory to the Initial Purchaser, confirming that after giving effect to the Acquisition the Company is solvent; (ii) environmental reports from firms satisfactory to the Initial Purchaser stating the conclusions and findings of such firms with respect to the Company, in form and substance satisfactory to the Initial Purchaser; and (iii) a report from CSP Associates addressed to the Initial Purchaser and dated February, 1999, in form and substance satisfactory to the Initial Purchaser.

                  (i) The Company shall have received funds of up to $235,000,000 under senior secured credit facilities (the "Credit Facilities") substantially on the terms set forth in that certain Commitment Letter dated February 24, 1999 from SG Cowen Securities Corporation, Societe Generale, Lehman Brothers Inc. and Lehman Commercial Paper Inc.

                  (j) The corporate, capital, legal and management structure of the Company and its subsidiaries (after giving effect to the Acquisition) shall be acceptable to the Initial Purchaser, and the Initial Purchaser shall be satisfied with the nature and status of all contracts (including management contracts), securities, labor, tax, ERISA and employee benefit, environmental, health and safety matters involving or affecting the Company or any of its subsidiaries after giving effect to the Acquisition.

                  (k) The Acquisition shall be consummated simultaneously with the closing of the Credit Facilities and the purchase of the Securities, all conditions to the consummation of the Acquisition shall have been satisfied, and the purchase agreement relating to the Acquisition and all other documentation relating thereto shall be satisfactory to the Initial Purchaser.

                  (l) The Initial Purchaser shall have received counterparts of the Registration Rights Agreement which shall have been executed and delivered by a duly authorized officer of the Company and its subsidiaries and all conditions precedent thereunder shall have been satisfied.

                  (m) The Initial Purchaser shall have received counterparts of the Warrant Agreement which shall have been executed and delivered by a duly authorized officer of the Company and all conditions precedent thereunder shall have been satisfied.

                  (n) The Certificate of Designation shall have been duly executed and filed with the Secretary of State of the State of Delaware by the Company, and the certificates representing the Securities shall have been duly executed and delivered by the Company.

                  (o) The Initial Purchaser shall have received audited financial statements of the Company and its consolidated subsidiaries for the year ended December 31, 1998 and a satisfactory pro forma consolidated balance sheet of the Company and its subsidiaries (after giving effect to the Acquisition, the incurrence of indebtedness to finance the Acquisition and the incurrence of indebtedness to refinance existing indebtedness) as of the closing of the Acquisition.

                  (p) The Initial Purchaser shall have received such financial and other information regarding the Company, Precision or any of their respective affiliates as may reasonably be requested.

                  (q) The Initial Purchaser shall have received satisfactory evidence that Precision has not incurred or assumed any indebtedness not otherwise approved by the Initial Purchaser.

                  (r) The Initial Purchaser shall have completed and be satisfied with its due diligence investigation of Precision and Phoenix Microwave Corporation.

                  (s) All registrations, filings, applications, notices, consents, approvals, orders, qualifications and waivers necessary or advisable for the performance of the transactions contemplated herein shall have been made, filed, given or obtained.

                  (t) There shall not have occurred or existed any Event of Default (as defined in the Credit Facilities) under the loan documents pursuant to the Credit Facilities, and no event shall have occurred which, with the passage of time or giving of notice or both, would constitute such an Event of Default.

                  (u) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prohibit the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prohibit the issuance or sale of the Securities.

                  (v) No downgrading shall have occurred in the rating accorded any of the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and no such organization shall have publicly announced that it has under surveillance or review its rating of any of the Company's debt securities with a view to possible downgrading.

                  (w) There shall not have occurred and be continuing any adverse change which the Initial Purchaser deems material in the business, condition (financial or otherwise), operations, performance or properties of the Company, its subsidiaries and Precision, taken as a whole, since December 31, 1998 nor shall there have occurred, in the judgment of the Initial Purchaser, any material disruption of or material adverse change in financial or capital markets conditions generally since April 9, 1999.

                  All opinions, letters, evidence and certificates required by this Section 5 to be delivered by the Company shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchaser.

                  6. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This
Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchaser, the Company and their respective successors and the controlling persons and officers and directors and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  7. SURVIVAL. The respective representations, warranties and agreements of the Company and the Initial Purchaser contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of either of them or any person controlling either of them.

                  8. NOTICES, ETC. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen Securities Corporation, 1221 Avenue of the Americas, New York, New York 10020,
         Attention: High Yield Capital Markets, Telephone: (212) 278-5423,
         Telecopy: (212) 278-5460;

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Stellex Industries, 680 Fifth Avenue, New York, New York 10019, Attention: William L. Remley and Michael Schenker, Telephone: (212) 931-5205, Telecopy: (212) 931-5252; with a copy to Winston & Strawn, 200 Park Avenue, New York, New York 10166, Attention: Daniel A. Ninivaggi.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

                  9. DEFINITIONS OF CERTAIN TERMS. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading.

                  10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  12. HEADINGS. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                  If the foregoing is in accordance with your understanding of the agreement between the Company and the Initial Purchaser, kindly indicate your acceptance in the space provided for that purpose below.


                                Very truly yours,

                                STELLEX  TECHNOLOGIES, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                STELLEX AEROSPACE, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                STELLEX AEROSPACE


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                STELLEX PARAGON PRECISION, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                SCANNING ELECTRON ANALYSIS LABORATORIES, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:

                                STELLEX BANDY MACHINING INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                GENERAL INSPECTION LABORATORIES, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                STELLEX ELECTRONICS, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:



                                STELLEX MICROWAVE SYSTEMS, INC.



                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                STELLEX AEROSTRUCTURES, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:

                                                                             17
                                STELLEX MONITOR AEROSPACE INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                STELLEX PRECISION MACHINING, INC.



                                -----------------------------------------
                                Name:
                                Title:


                                PMC ACQUISITION CORPORATION


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                PHOENIX MICROWAVE CORPORATION


                                By
                                   --------------------------------------
                                   Name:
                                   Title:


                                PHOENIX MICROWAVE, LTD.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:

                                PHOENIX MICROWAVE INTERNATIONAL, INC.


                                By
                                   --------------------------------------
                                   Name:
                                   Title:




Accepted:

SG COWEN SECURITIES CORPORATION



By
   ------------------------------
   Name:
   Title:

                                  Annex A-1



Registration Rights Agreement

                                  Annex A-2



Warrant Agreement

                                   Annex B

                             List of Subsidiaries

----------------------------------------------------------------------------------------------
                                  Name                    Jurisdiction of Incorporation
----------------------------------------------------------------------------------------------
Stellex Aerospace, Inc.                                              Delaware
----------------------------------------------------------------------------------------------
Stellex Aerospace                                                   California
----------------------------------------------------------------------------------------------
Stellex Paragon Precision, Inc.                                     California
----------------------------------------------------------------------------------------------
Scanning Electron Analysis Laboratories, Inc.                       California
----------------------------------------------------------------------------------------------
Stellex Bandy Machining Inc.                                        California
----------------------------------------------------------------------------------------------
General Inspection Laboratories, Inc.                               California
----------------------------------------------------------------------------------------------
Stellex Electronics, Inc.                                            Delaware
----------------------------------------------------------------------------------------------
Stellex Microwave Systems, Inc.                                     California
----------------------------------------------------------------------------------------------
Stellex Aerostructures, Inc.                                         Delaware
----------------------------------------------------------------------------------------------
Stellex Monitor Aerospace, Inc.                                      New York
----------------------------------------------------------------------------------------------
Stellex Precision Machining, Inc.                                    Delaware
----------------------------------------------------------------------------------------------
PMC Acquisition Corporation                                          Delaware
----------------------------------------------------------------------------------------------
Phoenix Microwave Corporation                                      Pennsylvania
----------------------------------------------------------------------------------------------
Phoenix Microwave, Ltd.                                              Delaware
----------------------------------------------------------------------------------------------
Phoenix Microwave International, Inc.                          U.S. Virgin Islands
----------------------------------------------------------------------------------------------

                                  Annex C-1



                  Form of legal opinion of Winston & Strawn